Exhibit 10.4

Execution Version

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of August 10, 2015, is entered into by and among Eagle Materials Inc., as the Borrower, the Lenders party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement, dated as of October 30, 2014 (the "Existing Credit Agreement" and as may be amended, restated, supplemented or otherwise modified from time to time (including by this Amendment), the "Credit Agreement");

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Existing Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Amendments to Existing Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:

(a)The definition of "Change in Control" appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirely to read as follows:

"Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing 50% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated, appointed or approved by the board of directors of the Borrower nor (ii) appointed by directors so nominated, appointed or approved.

Section 2.Conditions of Effectiveness.  This Amendment shall become effective on the date hereof (the "Amendment No. 1 Effective Date") upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Borrower, the Required Lenders and the Administrative Agent.

(a)

ACTIVE 209512847v.4

(b)The Administrative Agent shall have received payment of the Administrative Agent's and its affiliates' fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket foes and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 1 Effective Date, in each case, to the extent payment is required by Section 9.03(a) of the Credit Agreement.

Section 3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b)Immediately after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of such earlier date.

(c)Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.Effect on Credit Agreement.

(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof,' "herein" or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.

(b)Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. GOVERNING LAW.THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Arnendn1ent on any nu1nber of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

[The remainder of this page is intentionally blank.]

2

ACTIVE 209512847v.4

IN WITN ESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

EAGLE MATERIALS INC., as the Borrower

By:                  /s/ D. Craig Kesler

Name:  D. Craig Kesler

Title: Executive Vice President - Finance and Administration and Chief Financial Officer

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

JPMORGAN CHASE BANK, N.A., as

Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:                  /s/ Maria Riaz

Name:  MARIA RIAZ

Title: VICE PRESIDENT

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

BANK OF AMERICA, N.A.

By:                  /s/ Jennifer Yan

Name:  Jennifer Yan

Title: Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:                  /s/ Allon K. King

Name:  Allon K. King

Title: Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

WELLS FARGO BANK, N.A.

By:                  /s/ Andrew M. Widmer

Name:  Andrew M. Widmer

Title: Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

REGIONS BANK

By:

Name:

Title:

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

SUNTRUST BANK

By:

Name:

Title:

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:                  /s/ Christopher Keenan

Name:  Christopher Keenan

Title: Assistant Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

BOKF, NA dba BANK OF TEXAS

By:                  /s/ Mike Meredith

Name:  Mike Meredith

Title: Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

THE NORTHERN TRUST COMPANY

By:                  /s/ John Canty

Name:  John Canty

Title: Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:                  /s/ Daniel L. Cox

Name:  Daniel L. Cox

Title: Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement